                                                                             (Q)



                                POWER OF ATTORNEY

The undersigned Director constitutes and appoints Huey P. Falgout, Jr., Theresa
K. Kelety, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                                                                       INVESTMENT COMPANY
                                                      SECURITIES ACT OF 1933               ACT OF 1940
ING VP Balanced Portfolio, Inc.                              33-27247                       811-5773
ING Strategic Allocation Portfolios, Inc.                    33-88334                       811-8934
ING Series Fund, Inc.                                        33-41694                       811-6352
ING Variable Portfolios, Inc.                               333-05173                       811-7651
ING GET Fund                                                 33-12723                       811-5062
ING VP Bond Portfolio                                         2-47232                       811-2361
ING VP Money Market Portfolio                                 2-53038                       811-2565
ING Variable Funds                                            2-51739                       811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 24th day of September, 2003.

/s/ Albert E. DePrince
---------------------------------
Albert E. DePrince, Jr., Director

                                POWER OF ATTORNEY

The undersigned officer constitutes and appoints Huey P. Falgout, Jr., Theresa
K. Kelety, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                                                                       INVESTMENT COMPANY
                                                      SECURITIES ACT OF 1933               ACT OF 1940
ING VP Balanced Portfolio, Inc.                              33-27247                       811-5773
ING Strategic Allocation Portfolios, Inc.                    33-88334                       811-8934
ING Series Fund, Inc.                                        33-41694                       811-6352
ING Variable Portfolios, Inc.                               333-05173                       811-7651
ING GET Fund                                                 33-12723                       811-5062
ING VP Bond Portfolio                                         2-47232                       811-2361
ING VP Money Market Portfolio                                 2-53038                       811-2565
ING Variable Funds                                            2-51739                       811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 24th day of September, 2003.

/s/ James M. Hennessy
---------------------------------
James M. Hennessy
President and Chief Executive Officer

                                POWER OF ATTORNEY

The undersigned Director constitutes and appoints Huey P. Falgout, Jr., Theresa
K. Kelety, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                                                                       INVESTMENT COMPANY
                                                      SECURITIES ACT OF 1933               ACT OF 1940
ING VP Balanced Portfolio, Inc.                              33-27247                       811-5773
ING Strategic Allocation Portfolios, Inc.                    33-88334                       811-8934
ING Series Fund, Inc.                                        33-41694                       811-6352
ING Variable Portfolios, Inc.                               333-05173                       811-7651
ING GET Fund                                                 33-12723                       811-5062
ING VP Bond Portfolio                                         2-47232                       811-2361
ING VP Money Market Portfolio                                 2-53038                       811-2565
ING Variable Funds                                            2-51739                       811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 24th day of September, 2003.

/s/ Maria T. Fighetti
---------------------------------
Maria T. Fighetti, Director

                                POWER OF ATTORNEY

The undersigned Director constitutes and appoints Huey P. Falgout, Jr., Theresa
K. Kelety, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                                                                       INVESTMENT COMPANY
                                                      SECURITIES ACT OF 1933               ACT OF 1940
ING VP Balanced Portfolio, Inc.                              33-27247                       811-5773
ING Strategic Allocation Portfolios, Inc.                    33-88334                       811-8934
ING Series Fund, Inc.                                        33-41694                       811-6352
ING Variable Portfolios, Inc.                               333-05173                       811-7651
ING GET Fund                                                 33-12723                       811-5062
ING VP Bond Portfolio                                         2-47232                       811-2361
ING VP Money Market Portfolio                                 2-53038                       811-2565
ING Variable Funds                                            2-51739                       811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 24th day of September, 2003.

/s/ J. Scott Fox
---------------------------------
J. Scott Fox, Director

                                POWER OF ATTORNEY

The undersigned Director constitutes and appoints Huey P. Falgout, Jr., Theresa
K. Kelety, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                                                                       INVESTMENT COMPANY
                                                      SECURITIES ACT OF 1933               ACT OF 1940
ING VP Balanced Portfolio, Inc.                              33-27247                       811-5773
ING Strategic Allocation Portfolios, Inc.                    33-88334                       811-8934
ING Series Fund, Inc.                                        33-41694                       811-6352
ING Variable Portfolios, Inc.                               333-05173                       811-7651
ING GET Fund                                                 33-12723                       811-5062
ING VP Bond Portfolio                                         2-47232                       811-2361
ING VP Money Market Portfolio                                 2-53038                       811-2565
ING Variable Funds                                            2-51739                       811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 24th day of September, 2003.

/s/ Sidney Koch
---------------------------------
Sidney Koch, Director

                                POWER OF ATTORNEY

The undersigned Director constitutes and appoints Huey P. Falgout, Jr., Theresa
K. Kelety, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                                                                       INVESTMENT COMPANY
                                                      SECURITIES ACT OF 1933               ACT OF 1940
ING VP Balanced Portfolio, Inc.                              33-27247                       811-5773
ING Strategic Allocation Portfolios, Inc.                    33-88334                       811-8934
ING Series Fund, Inc.                                        33-41694                       811-6352
ING Variable Portfolios, Inc.                               333-05173                       811-7651
ING GET Fund                                                 33-12723                       811-5062
ING VP Bond Portfolio                                         2-47232                       811-2361
ING VP Money Market Portfolio                                 2-53038                       811-2565
ING Variable Funds                                            2-51739                       811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 24th day of September, 2003.

/s/ Edward T. O'Dell
---------------------------------
Edward T. O'Dell, Director

                                POWER OF ATTORNEY

The undersigned Director constitutes and appoints Huey P. Falgout, Jr., Theresa
K. Kelety, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                                                                       INVESTMENT COMPANY
                                                      SECURITIES ACT OF 1933               ACT OF 1940
ING VP Balanced Portfolio, Inc.                              33-27247                       811-5773
ING Strategic Allocation Portfolios, Inc.                    33-88334                       811-8934
ING Series Fund, Inc.                                        33-41694                       811-6352
ING Variable Portfolios, Inc.                               333-05173                       811-7651
ING GET Fund                                                 33-12723                       811-5062
ING VP Bond Portfolio                                         2-47232                       811-2361
ING VP Money Market Portfolio                                 2-53038                       811-2565
ING Variable Funds                                            2-51739                       811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 24th day of September, 2003.

/s/ Corine T. Norgaard
---------------------------------
Corine T. Norgaard, Director

                                POWER OF ATTORNEY

The undersigned Director constitutes and appoints Huey P. Falgout, Jr., Theresa
K. Kelety, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                                                                       INVESTMENT COMPANY
                                                      SECURITIES ACT OF 1933               ACT OF 1940
ING VP Balanced Portfolio, Inc.                              33-27247                       811-5773
ING Strategic Allocation Portfolios, Inc.                    33-88334                       811-8934
ING Series Fund, Inc.                                        33-41694                       811-6352
ING Variable Portfolios, Inc.                               333-05173                       811-7651
ING GET Fund                                                 33-12723                       811-5062
ING VP Bond Portfolio                                         2-47232                       811-2361
ING VP Money Market Portfolio                                 2-53038                       811-2565
ING Variable Funds                                            2-51739                       811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 24th day of September, 2003.

/s/ Joseph Obermeyer
---------------------------------
Joseph Obermeyer, Director

                                POWER OF ATTORNEY

The undersigned Director constitutes and appoints Huey P. Falgout, Jr., Theresa
K. Kelety, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                                                                       INVESTMENT COMPANY
                                                      SECURITIES ACT OF 1933               ACT OF 1940
ING VP Balanced Portfolio, Inc.                              33-27247                       811-5773
ING Strategic Allocation Portfolios, Inc.                    33-88334                       811-8934
ING Series Fund, Inc.                                        33-41694                       811-6352
ING Variable Portfolios, Inc.                               333-05173                       811-7651
ING GET Fund                                                 33-12723                       811-5062
ING VP Bond Portfolio                                         2-47232                       811-2361
ING VP Money Market Portfolio                                 2-53038                       811-2565
ING Variable Funds                                            2-51739                       811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 24th day of September, 2003.

/s/ Michael J. Roland
---------------------------------
Michael J. Roland
Executive Vice President and
Principal Financial Officer

                                POWER OF ATTORNEY

The undersigned Director constitutes and appoints Huey P. Falgout, Jr., Theresa
K. Kelety, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

                                                                                       INVESTMENT COMPANY
                                                      SECURITIES ACT OF 1933               ACT OF 1940
ING VP Balanced Portfolio, Inc.                              33-27247                       811-5773
ING Strategic Allocation Portfolios, Inc.                    33-88334                       811-8934
ING Series Fund, Inc.                                        33-41694                       811-6352
ING Variable Portfolios, Inc.                               333-05173                       811-7651
ING GET Fund                                                 33-12723                       811-5062
ING VP Bond Portfolio                                         2-47232                       811-2361
ING VP Money Market Portfolio                                 2-53038                       811-2565
ING Variable Funds                                            2-51739                       811-2514

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 24th day of September, 2003.

/s/ Thomas J. McInerney
---------------------------------
Thomas J. McInerney, Director